                                                                   Exhibit 10.12

                                LOAN AGREEMENT

     This Loan Agreement is entered into as of October 6, 1997 (this "Loan Agreement") between CrossRoute Software, Inc., a California corporation (herein called "Borrower"), and Imperial Bank (herein called "Bank").

     1. The Commitment. Subject to all the terms and conditions of this Loan Agreement and prior to the termination of its commitment as hereinafter provided, Bank hereby agrees to make loans (each a "loan" or collectively, "loans") to Borrower in such amounts as Borrower shall request pursuant to this
Section 1C at any time from the date hereof through October 5, 1998 (the "Availability End Date"), in an aggregate principal amount not to exceed $750,000.00 (the "Commitment"). If at any time or for any reason, the outstanding principal amount of the Loan Account (as hereinafter defined) is greater than the Commitment, Borrower shall immediately pay to Bank, in cash, the amount of such excess. Any commitment of Bank, pursuant to the terms of this Loan Agreement, to make Loans shall expire on the Availability End Date, subject to Bank's right to renew said commitment in its sole and absolute discretion at Borrower's request. Any such renewal of said commitment shall not be binding upon Bank unless it is in writing and signed by an officer of Bank. Loans which are repaid by Borrower may not be reborrowed. Borrower promises to pay to Bank the outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the Loan Account on October 5, 2001 ("Maturity Date").

          A. Loans. The amount of each Loan made by Bank-to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank for the Commitment (herein called the "Loan Account") and Bank shall credit the Loan Account with all loan repayments in respect thereof made by Borrower. When Borrower desires to obtain a Loan, Borrower shall notify Bank (which notice shall be signed by an officer of Borrower and shall be irrevocable) in accordance with Section 2 hereof, to be received no later than 3:00 p.m. Pacific time one (1) Banking Day before the day on which the Loan is to be made. When Borrower desires to obtain a Loan to purchase equipment, software or furniture (herein called an "Equipment Advance"), the notice shall be signed by an officer of Borrower and include a copy of the invoice for the equipment to be financed. Loans for equipment will be limited to one hundred percent (100%) of the invoice amount for such equipment approved from time to time by Bank and purchased by Borrower subsequent to April 1, 1997, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and similar soft costs. Loans for software and furniture will be limited to: (a) one hundred percent of the invoice amount for such software and furniture approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and similar soft costs and (b) $200,000.00.

              (1) SVB Advance. Subject to the availability of the Commitment and in reliance on the representations and warranties of Borrower set forth herein, in order to repay all existing loans and related indebtedness ("SVB Loans") owed by Borrower to Silicon Valley Bank ("SVB"), Bank hereby agrees to make loans to Borrower in an aggregate principal amount not to exceed $250,000.00 (the "SVB Advance"); provided, however, that the outstanding amounts under the SVB Advance shall be deemed to constitute Loans for the purpose of calculating the availability under the Commitment. If at any time or for any reason, the outstanding amount of the SVB Advance is greater than $250,000.00, Borrower shall pay immediately to Bank, in cash, the amount of such excess.

              (2) Limitations on Advance of any Loan. Notwithstanding any of the foregoing provisions contained in this Section 1, prior to any advance of a Loan, except for the initial advance of a Loan to repay the SVB Loans, Bank shall have received satisfactory evidence of the release of all existing liens against the Collateral to ensure Bank's first priority lien in the Collateral.

          B. Principal Repayment and Interest Payments on SVB Advance. Borrower further promises to pay to Bank, on or before the tenth day of the month immediately following the date of the SVB Advance and on or before the tenth
(10th) day of each month thereafter through October 5, 1999, (a) the outstanding principal balance of the SVB Advance in twenty-four (24) equal monthly installments plus (b) interest on the average daily unpaid balance of the of the SVB Advance accruing from and after the date of the SVB Advance, during the immediately preceding month at a rate of interest and computed in accordance with Section 1.C. hereof.

                                       1.

          C. Interest Payments Prior to Maturity Date. Borrower further promises to pay to Bank from the date of the initial Equipment Advance through October 5, 1998, on or before the tenth (10th) day of each month, interest on the average daily unpaid balance of the Equipment Advance during the immediately preceding month at a rate of interest equal to one percent (1%) per annum in excess of the Prime Rate, which shall vary concurrently with any change in the Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the Loan Account is outstanding divided by 360, which shall for interest computation purposes be considered one (1) year.

          D. Principal Repayment and Interest Payments Following Availability End Date. Borrower further promises to pay to Bank, on or before October 5, 1998 and on or before the tenth (10th) day of each month thereafter through the Maturity Date, (a) the outstanding principal balance of the Equipment Advance on the Availability End Date in thirty-six (36) equal monthly installments plus (b) interest on the average daily unpaid balance of the Loan Account accruing from and after October 5, 1998, during the immediately preceding month at the rate of interest and computed in accordance with Section 1.C. hereof.

     2. Loan Requests. Requests for Loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount and type of Loan being requested. Bank is hereby authorized to charge Borrower's deposit account with Bank for all sums due Bank under this Loan Agreement.

     3. Delivery of Payments. Payment to Bank of all amounts due hereunder shall be made at its Santa Clara Valley Regional office, or at such other place as may be designated in writing by Bank from time to time. If any payment date fall on a day that is not a day that Bank is open for the transaction of business ("Banking Day"), the payment due date shall be extended to the next Banking Day.

     4. Late Charge. If any interest payment, principal payment or principal balance payment required hereunder is not received by Bank on or before ten (10) days from the date in which such payment becomes due, Borrower shall pay to Bank, a late charge equal to the lesser of (a) five percent (5.0%) of the amount of such unpaid payment, in addition to said unpaid payment or (b) the maximum amount permitted to be charged by applicable law, until remitted to Bank; provided; however, nothing contained in this Section 4, shall be construed as any obligation on the part of Bank to accept payment of any past due payment or less than the total unpaid principal balance of the applicable Loan Account following the Maturity Date. All payments shall be applied first to any late charges due hereunder, next to accrued interest then payable and the remainder, if any, to reduce any unpaid principal due under the applicable Loan Account.

     5. Default Interest. From and after the Maturity Date, or such earlier date as all sums owing under any Loan Account becomes due and payable by acceleration or otherwise, or upon the occurrence of an Event of Default, at the option of Bank all sums owing under the applicable Loan Account shall bear interest until paid in full at a rate equal to the lesser of (a) five percent (5.0%) per annum in excess of the then applicable interest rate provided for in
Section 1.C. hereof or (b) the maximum amount permitted to be charged by applicable law, until all obligations hereunder are repaid in full or the Event of Default is waived or cured to the satisfaction of Bank, as applicable.

     6. Definitions. As used in this Loan Agreement and unless otherwise defined herein, all initially capitalized terms shall have the meanings set forth on Exhibit A attached hereto and incorporated herein by this reference.

     7.   Representations and Warranties. Borrower represents and warrants to
Bank: (a) That Borrower is a corporation, duly organized and existing in the State of its incorporation and the execution, delivery and performance of each of the Loan Documents are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected; (b) Borrower is, and at the time the Collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, and at the time the Collateral becomes subject to Bank's security interest will have, good and clear title to the Collateral, subject only to Bank's rights therein and to Permitted Liens; (c) Each Account is, and at the time the Account comes into existence will be, a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either

                                       2.

merchandise sold or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by, the account debtor; (d) That there are and will be no defenses, counterclaims, or setoffs which may be asserted against the Accounts from time to time, except as permitted in the definition thereof; (e) Any and all financial information, including information relating to the Collateral, submitted by Borrower to Bank, whether previously or in the future, is and will be true and correct; (f) There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority; (g) (i) The consolidated balance sheets of Borrower dated as of August 31, 1997, and the related consolidated profit and loss statements for the fiscal year then ended, copies of which have heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with Borrower's request for credit are true and correct, and said balance sheet and profit and loss statement accurately present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with GAAP, (ii) since such date, there have been no material adverse changes in the financial condition of Borrower, and (iii) Borrower has no knowledge of any liabilities, contingent or otherwise, which are not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a Material Adverse Effect upon its financial condition, operations or business as now conducted; (h) Borrower has no liability for any delinquent local, state or federal taxes, and, if Borrower has contracted with any government agency, it has no liability for renegotiation of profits; and (i) Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with valid trademarks, trade names, copyrights, patents, patent rights and license rights of others.

     8. Negative Covenants. Borrower agrees that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank or the commitment of Bank hereunder is in effect, neither Borrower, nor any of its subsidiaries ("Subsidiaries") will, without the prior written consent, which will not unreasonably be withheld, of Bank:

          A. Make any substantial change in the character of its business as now conducted;

          B. Create, incur, assume or permit to exist any Indebtedness other than loans from Bank except obligations now existing as shown in the financial statements referenced in Section 7.(g)(i), excluding those being refinanced by Bank, Subordinated Debt and Permitted Indebtedness;

          C. Create, incur, assume or permit to exist any mortgage, pledge, encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than Permitted Liens and liens in favor of Bank;

          D. Sell, dispose of or grant a security interest in any of the Collateral other than to Bank (other than the disposing of such Collateral in the ordinary and normal course of its business as now conducted or other assets which are obsolete or otherwise considered surplus), or execute any financing statements covering the Collateral in favor of any secured party or Person other than Bank;

          E. Sell, transfer, assign, mortgage, pledge, license, lease, grant a security interest in, or otherwise encumber any of its Intellectual Property, other than licenses or leases conducted in the ordinary and normal course of its business;

          F. Make any loans or advances to any Person or other entity other than in the ordinary and normal course of its business as now conducted (provided that such loans or advances are not made to any Person or entity which is controlled by or under common control with Borrower).

          G. Purchase or otherwise acquire for an amount greater than Five Hundred Thousand Dollars ($500,000), all or substantially all of the assets or business of any Person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefore; or, except in the ordinary and normal course of its business as now conducted, sell (including, without limitation, the selling of any property or other asset accompanied by the leasing back of

                                       3.

the same) any assets including any fixed assets, any property, or other assets necessary for the continuance of its business as now conducted; and

          H. Declare or pay any dividend or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock other than in dividends or distributions payable in Borrower's or any such Subsidiary's capital stock, except for the repurchase of Borrower's capital stock from officers, directors, employees or consultants of Borrower upon termination of their employment with or rendering of service to Borrower.

     9. Affirmative Covenants. Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank or the commitment of Bank hereunder is in effect, it will:

          A. Furnish Bank from time to time such financial statements and information as Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein;

          B. Permit representatives of Bank to conduct an audit of Borrower's books and records relating to the Collateral and make extracts therefrom, with results satisfactory to Bank, provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business, and to the extent possible to arrange for verification of the Accounts directly with the account debtors obligated thereon or otherwise, all under reasonable procedures acceptable to Bank and at Borrower's sole expense;

          C. Promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other Persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto;

          D. Reimburse Bank upon demand for any and all legal costs, including reasonable attorneys' fees, and other expense incurred in collecting any sums payable by Borrower under any Loan Account or any other obligation secured hereby enforcing any term or provision of this Loan Agreement or otherwise or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto;

          E. Notify Bank of each location and of each office of Borrower at which records of Borrower relating to the Accounts are kept;

          F. Provide, maintain and deliver to Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require (to the extent customarily maintained by businesses similar to Borrower) and with loss payable to Bank, and, in the event Bank takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Bank become the sole property of Bank, such policies and the proceeds of any other insurance coveting or in any way relating to the Collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank;

          G. In the event the unpaid balance of any Loan Account shall exceed the maximum amount of outstanding loans to which Borrower is entitled under
Section 1 hereof, as applicable, Borrower shall immediately pay to Bank for credit to such Loan Account the amount of such excess;

          H. Maintain and preserve all rights, franchises and other authority adequate and necessary for the conduct of its business and maintain and preserve its existence in the State of its incorporation and any other state(s) in which Borrower conducts its business, except with respect to such other state(s), as the failure to do so would not have a Material Adverse Effect;

          I. Maintain public liability, property damage and workers compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained

                                       4.

by similar businesses. Borrower shall provide evidence of property insurance in amounts and types acceptable to Bank, and certificates naming Bank as a loss payee;

          J. Pay and discharge, before the same becomes delinquent and penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and any of its other liabilities at any time existing, except to the extent and so long as: (1) the same are being contested in good faith and by appropriate proceedings in such manner as not to cause any Material Adverse Effect or the loss of any right of redemption from any sale thereunder; and (2) it shall have set aside on its books reserves (segregated to the extent required by GAAP);

          K. Maintain a standard and modern system of accounting in accordance with GAAP on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times; provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business;

          L. Maintain its properties, equipment and facilities in good order and repair;

          M. Maintain its primary banking accounts with Bank or Imperial Securities Corporation; and

          N. Prior to allowing any of Borrower's raw materials, work in process, furnished goods inventory and property, plant and equipment to be transported to or be held at any contract manufacturer, warehouse or other location (other than with bona fide distributors and retail accounts), Borrower shall provide notice to Bank and Borrower shall have complied with such filing and notice requirements as shall, in Bank's opinion, assure Borrower's and Bank's priority in such property over creditors of such contract manufacturer, warehouseman or operator of such other location, including, without limitation, making filings under California Commercial Code (S)2326, providing notice under California Commercial Code (S)9114 and making filings and publications as required under California Civil Code (S)3440.1 and (S)3440.5 All such filings, notices and publications shall be in form and substance satisfactory to Bank.

     10. Financial Covenants and Information. All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with GAAP as used in the United States of America applied on a basis consistent with previous years. Compliance with the financial covenants shall be calculated and monitored on a monthly basis, except as shall be expressly stated to the contrary. Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank or any commitment is outstanding hereunder, it will, on a consolidated basis:

          A. At all times, maintain a Minimum Tangible Net Worth (meaning all assets, excluding any value for goodwill, trademarks, patents, copyrights, organization expense and other similar intangible items, less all liabilities (excluding deferred revenue), plus Subordinated Debt) of not less than $1,000,000.00,

          B. At all times maintain a Minimum Quick Ratio (meaning all cash plus Accounts divided by current liabilities (excluding deferred revenue)) of not less than 1.25:1.00;

          C. As soon as it is available, but not later than twenty-five (25) days after and as of the end of each month, deliver to Bank internally-prepared financial statement consisting of a balance sheet and profit and loss statement, in form satisfactory to Bank, and a Compliance Certificate in the form of Exhibit B attached hereto and incorporated herein by this reference, certified by an officer of Borrower;

          D.  As soon as it is available, but not later than one hundred twenty
(120) days after the end of Borrower's fiscal year, deliver to Bank unqualified copies of Borrower's consolidated financial statements together with changes in financial position audited by an independent certified public accountant selected by Borrower but acceptable to Bank;]

          E. Upon the reasonable request of Bank, deliver to Bank current budgets, sales projections, operating plans and other financial exhibits and information in form and substance satisfactory to Bank; and

                                       5.

          F. Upon any officer becoming aware, deliver immediately to Bank written notice of any pending or threatened litigation claiming, or reasonably likely to result in, damages against Borrower in an amount in excess of $50,000.00.

     11. Loan Fee. In addition to any other amounts due, or to become due, concurrent with the execution hereof, in connection with the Equipment Advance, Borrower shall deliver to Bank a loan fee in the amount of One Thousand Two Hundred and Fifty Dollars ($1,250.00).

     12. Default and Remedies. The occurrence of any one or more of the following shall constitute an "Event of Default": (a) Default be made in the payment of any obligation by Borrower under any Loan Document; (b) Except for any failure to pay as described in clause (a) above, breach be made in any warranty, statement, promise, term or condition, contained herein or in any other Loan Document and the same shall not have been cured to the satisfaction of Bank within fifteen (15) days after Borrower shall have become aware thereof, whether by written notice from Bank, or otherwise, (except that no cure period shall exist for breaches in respect of Borrower's obligations under Section 8, Subsections 9.A., 9.B., 9.C., 9.F., 9.G., 9.H. and 9.I., Subsections 10.A., 10.B., 10.C., and 10.D. of this Loan Agreement, and Sections 1 and 2 of the General Security Agreement); (c) Any statement, warranty or representation made by Borrower at any time proves false; (d) Borrower defaults in the repayment of any principal of or the payment of any interest on any indebtedness exceeding in the aggregate principal amount $10,000.00 or breaches or violates any term or provision of any promissory note, loan agreement, mortgage, indenture or other evidence of such indebtedness pursuant to which amounts outstanding in the aggregate exceed $10,000.00 if the effect of such breach is to permit the acceleration of such indebtedness, whether or not waived by the note holder or obligee, and such failure shall not have been cured to Bank's satisfaction within fifteen (15) calendar days after Borrower shall become aware thereof, whether by written notice from Bank or otherwise, or there has in fact been an acceleration of such indebtedness; (e) Borrower becomes insolvent or makes an assignment for the benefit of creditors; (f) Any proceeding be commenced by Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or statute or, any such a proceeding is commenced against Borrower and is not dismissed or stayed within ten (10) days (provided that no Loans will be made prior to the dismissal of such proceeding); (g) Any money judgment, writ of attachment, garnishment, execution or other legal process be entered against Borrower or issued against any material property of Borrower which is not fully covered by insurance (subject to reasonable deductibles) and remains unvacated, unbonded, unstayed or unpaid or undischarged for more than fifteen (15) days (whether or not consecutive) or in any event later than five
(5) days prior to the date of any proposed sale thereunder, or if any assessment for taxes against Borrower other than against any of its real property, is made by the Federal or State government or any department thereof; or (h) Any change in Borrower's financial condition or operations which has a Material Adverse Effect. on the occurrence and during the continuance of an Event of Default, Bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (i) Terminate its obligation to make loans to Borrower as provided in Section 1 hereof; (ii) Declare all sums secured hereby immediately due and payable; (iii) Immediately take possession of the Collateral wherever it may be found, using all legally permissible means to do so, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking; (iv) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein; (v) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale; (vi) Retain the Collateral in full satisfaction of the obligations secured thereby to the extent permitted under the Uniform Commercial Code; or (vii) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Bank may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any sums expended therefor by Bank shall be repaid by Borrower and secured hereby. Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not stop or prevent Bank from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of the Collateral to pay all obligations secured by this Loan Agreement, Borrower hereby promises and agrees to pay Bank any deficiency.

     13. Records Retention. Borrower authorizes Bank to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four (4) months from the time such items are delivered to Bank.

                                       6.

     14. Attorneys' Fees. Borrower agrees to reimburse Bank up to $2,000.00 for its reasonable attorneys' fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of the Loan Documents.

     15.  Governing Law; Judicial Reference.

          A. Governing Law. This Agreement shall be deemed to have been made in the State of California and the validity, construction, interpretation, and enforcement hereof, and the rights of the parties hereto, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.

          B.  Judicial Reference.

              (1) Other than (a) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (b) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Loan Agreement or the other Loan Documents, which controversy, dispute or claim-is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Loan Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Loan Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the real property, if any, is located or Santa Clara County, if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his/her representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP (S) 170.6. The referee shall (x) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (y) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgement shall be entered pursuant to CCP (S) 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Loan Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to Within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties Shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

              (2) Except as expressly set forth in this Loan Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

                                       7.

          (3) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

          (4) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, (S) 1280 through (S) 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

     16.  Miscellaneous Provisions.

          A. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower; but each and every condition hereof shall be in addition thereto.

          B. No failure or delay on the part of Bank, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof.

          C. All rights and remedies existing under this Loan Agreement or any other Loan Document are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          D. All headings and captions in this Loan Agreement and any related documents are for convenience only and shall not have any substantive effect.

          E. This Loan Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Borrower and Bank.

BANK:                              BORROWER:

IMPERIAL BANK                      CrossRoute Software, Inc.
                                   a California corporation

By:   /s/ Sunita R. Patel          By:   /s/ Ken Ross
      -------------------                ------------
      Sunita R. Patel                    Kenneth Ross
      Assistant Vice President           President and Chief Executive Officer

LIST OF EXHIBITS AND SCHEDULES
------------------------------

Exhibit A: Definitions
 SCHEDULE 1 TO EXHIBIT A: List of Specific Permitted Indebtedness
 SCHEDULE 2 TO EXHIBIT A: List of Specific Permitted Liens

                                       8.

                                   Exhibit A

                                  DEFINITIONS

     "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

     "Capital Lease" means, as to any Person, any lease of any Property by such Person as lessee that is, or should be in accordance with Financing Accounting Standards Board Statement No. 13, classified and accounted for as a "capital lease" on the balance sheet of such Person prepared in accordance with GAAP.

     "Capital Lease Obligation" means, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

     "Collateral" means any and all personal property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest hereunder (including, without limitation, the Accounts), or pursuant to the terms of the General Security Agreement, the Intellectual Property Security Agreement or otherwise.

     "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including, without limitation, any such obligation for which that Person is in effect liable through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, capital stock purchases, capital contributions or otherwise), or to maintain the solvency of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Contingent Obligation of any Person shall be deemed to be an amount equal to the maximum amount of such Person's liability with respect to the stated or determinable amount of the primary obligation for which such Contingent Obligation is incurred or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

     "Event of Default" has the meaning set forth in Section 12.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by the significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "General Security Agreement" means that certain General Security Agreement (Tangible and Intangible Personal Property) dated of even date herewith, made by Borrower in favor of Bank.

     "Indebtedness" means, as to any Person, without duplication, (a) all indebtedness of such Person for borrowed money, including, without limitation, all of such indebtedness outstanding under this Loan Agreement and any of the other Loan Documents, (b) all Capital Lease Obligations of such Person, (c) to the extent of the outstanding indebtedness thereunder, other than in the ordinary and normal course of business as it is now conducted, any obligation of such Person representing an extension of credit to such Person, whether or not for borrowed money, (d) any obligation of such Person


                                   Exhibit A
                                  Page 1 of 5
for the deferred purchase price of Property or services (other than (i) trade or other accounts payable in the ordinary course of business in accordance with customary industry terms and (ii) deferred franchise fees). (e) all Contingent Obligations, (f) any obligation of such Person of the nature described in clauses (a), (b), (c), (d) or (e) above, that is secured by a Lien on assets of such Person and which is non-recourse to the credit of such Person, but Only to the extent of the fair market value of the assets so subject to the Lien, (g) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person, (h) any obligation of such Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which a draw has been made, and (i) any lease having the effect of indebtedness, whether or not the same shall be treated as such on the balance sheet of Borrower under GAAP.

     "Lien" means any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor, upon or with respect to any property or assets.

     "Loan Documents" means this Loan Agreement, the General Security Agreement and that certain Agreement to Provide Insurance (Real or Personal Property) dated of even date herewith, each as executed by Borrower in favor of Bank, together with all other documents entered into or delivered pursuant to any of the foregoing, in each case as originally executed or as the same may from time to time be modified, amended, supplemented or restated.

     "Loans" means individually and collectively, the Equipment Advance and the SVB Advance advanced pursuant to Section 1.

     "Material Adverse Effect" means any set of circumstances or events which
(a) has or could reasonably be expected to have any material adverse effect upon the validity or enforceability of any material provision of any Loan Document,
(b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise) or business operations of Borrower, (c) materially impairs or could reasonably be expected to materially impair the ability of Borrower, to perform its material Obligations, (d) materially impairs or could reasonably be expected to materially impair the value or priority of Bank's security interest in any Collateral or (e) materially impairs or could reasonably be expected to materially impair the ability of Bank to enforce any of its legal remedies pursuant to the Loan Documents.

     "Maturity Date" has the meaning set forth in Section 1.

     "Permitted Indebtedness" means the following:

          (1) indebtedness of Borrower or Indebtedness and Contingent Obligations of its Subsidiaries in favor of Bank arising under this Loan Agreement and the other Loan Documents;

          (2) the existing Indebtedness and Contingent Obligations disclosed on
     Schedule 1 attached hereto and incorporated herein by this reference; provided that the principal amount thereof is not increased and the terms thereof are not modified to impose more burdensome terms upon Borrower or any of its Subsidiaries;

          (3) the Subordinated Debt;

          (4) extensions, renewals or refinancings of Indebtedness permitted under this Loan Agreement, other than clause (3) immediately above;

          (5) accrued dividends on the preferred stock of Borrower;

          (6) interest rate and currency hedging agreements;

          (7) guaranties of any Subsidiary's suppliers in connection with the purchase of supplies in the ordinary course of business;

          (8) guaranties of lease obligations incurred in the ordinary course of business and to the extent otherwise permitted hereunder;


                                   Exhibit A
                                  Page 2 of 5

          (9)  Contingent Obligations constituting Permitted Liens; and

          (10) the indebtedness referred to in clause (3)(a) of the definition of Permitted Liens.

     "Permitted Liens" means the following:

          (1) liens and security interests existing as of this date and disclosed in Schedule 2 attached hereto and incorporated herein by this reference;

          (2) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings;

          (3) liens and security interests (a) upon or in any equipment acquired or held by Borrower to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment and in an amount not greater than the purchase price thereof or
(b) existing on such equipment at the time of its acquisition, provided that the lien and security interest is confined solely to the properly so acquired and improvements thereon, and the proceeds of such equipment;

          (4) liens consisting of leases or subleases and licenses and sublicenses granted to others in the ordinary course of Borrower's business not. interfering in any material respect with the business of Borrower and any interest or title of a lessor or licensor under any lease or license, as applicable;

          (5) liens securing claims or demands, of materialmen, mechanics, carriers, warehousemen, landlords and other like persons or entities imposed without action of such parties, provided that the payment thereof is not yet required;

          (6) liens incurred or deposits made in the ordinary course of Borrower's business in connection with worker's compensation, unemployment insurance, social security and other like laws;

          (7) liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default;

          (8) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not interfering in any material respect with the ordinary conduct of Borrower's business;

          (9) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (10) liens that are not prior to Bank's security interest which constitute rights of set-off of a customary nature;

          (11) any interest or title of a lessor in equipment subject to any Capitalized Lease otherwise permitted hereunder; and

          (12) any liens arising from the filing of any financing statements relating to true leases otherwise permitted hereunder.

     "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.


                                   Exhibit A
                                  Page 3 of 5

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

                                   Exhibit A
                                  Page 4 of 5

                            Schedule 1 to Exhibit A

                        SPECIFIC PERMITTED INDEBTEDNESS

                            Schedule 1 to Exhibit A
                                  Page 1 of 1

                            Schedule 2 to Exhibit A

                            SPECIFIC PERMITTED LIENS

                            Schedule 2 to Exhibit A
                                  Page 1 of 1

                                   Exhibit B

                            COMPLIANCE CERTIFICATE

The consolidated financial statements dated as of _______________ of CrossRoute Software, Inc. a California corporation ("Borrower") attached hereto and submitted to Imperial Bank ("Bank") pursuant to that certain Loan Agreement dated as of October 6, 1997, entered into between Borrower and Bank (the "Loan Agreement"), are in compliance with all financial covenants (unless otherwise noted below) as specified in Section 10 therein, as follows:

     Covenant:                                          Actual:

     A.  Minimum Tangible Net Worth of:
         -----------------------------                 ----------------

         $1,000,000.00

     B.  Minimum Quick Ratio:
         -------------------                           -----------------

          1.25:1.00

Exceptions: (if none, so state):

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The undersigned authorized officer of Borrower hereby certifies that Borrower is in complete compliance with the terms and conditions of the Loan Agreement for the period ending _________, ___, and as of the date of this Compliance

Certificate the representations and warranties stated therein are true, accurate and complete as of the date hereof (except as to those representations and warranties which specifically reference a particular date and except as noted above).

The undersigned further certifies that s/he knows of no pending conditions which may cause an Event of Default (as defined in the Loan Agreement) to exist in the next thirty (30) days. The required support documents for this certification are attached and prepared in accordance with GAAP consistently applied.

Date: October 6, 1977                      CrossRoute Software, Inc.,
                                           a California corporation

                                           By:
                                              --------------------------------
                                                  Bruce Hausmann
                                                  Controller

                                   Exhibit B
                                  Page 1 of 2

                      AMENDED AND RESTATED LOAN AGREEMENT


     THIS AMENDED AND RESTATED LOAN AGREEMENT is entered into as of September 8, 1998 (this "Restated Loan Agreement") between CROSSROUTE SOFTWARE, INC., a California corporation (herein called "Borrower"), and IMPERIAL BANK (herein called "Bank"). This Restated Loan Agreement amends, restates and supersedes in its entirety the Original Loan Agreement (as hereinafter defined).

                                    RECITALS

     A. Borrower and Bank entered into that certain Loan Agreement dated as of October 6, 1997 (the "Original Loan Agreement"), pursuant to which Bank agreed to extend and make loans available to Borrower under the Facility-A Commitment (as hereinafter defined).

     B. Borrower and Bank desire to amend and restate the Loan Agreement in its entirety to, among other things, modify certain financial covenants and reporting requirements under the Facility-A Commitment and to extend and make available to Borrower additional advances of credit, all as more fully set forth herein.

     C. Bank has agreed to make and maintain the credit facilities described in this Restated Loan Agreement, but only upon the terms and subject to the conditions hereinafter set forth and in reliance on the representations and warranties set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, in Consideration of the foregoing recitals and the mutual covenants hereinafter set forth, and intending to be legally bound, Borrower and Bank hereby agree as follows:

     1.   Commitments.

          A. Facility-A Commitment. Subject to all the terms and conditions of this Restated Loan Agreement and prior to the termination of its commitment as hereinafter provided, Bank hereby agrees to make loans (each a "Facility-A Loan") to Borrower in such amounts as Borrower shall request pursuant to this
Section 1.A. at any time from the date hereof through October 5, 1998 (the "Facility-A Availability End Date"), in an aggregate principal amount not to exceed $750,000.00 (the "Facility-A Commitment"). If at any time or for any reason, the outstanding principal amount of the Facility-A Loan Account (as hereinafter defined) is greater than the Facility-A Commitment, Borrower shall immediately pay to Bank, in cash, the amount of such excess. Any commitment of Bank, pursuant to the terms of this Restated Loan Agreement, to make Facility-A Loans shall expire on the Facility-A Availability End Date, subject to Bank's right to renew said commitment in its sole and absolute discretion at Borrower's request. Any such renewal of said commitment shall not be binding upon Bank unless it is in writing and signed by an officer of Bank. Facility-A Loans that are repaid by Borrower may not be reborrowed. Borrower promises to pay to Bank the outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the Facility-A Loan Account on or before October 5, 2001 ("Facility-A Maturity Date").

               (1) Facility-A Loans. Facility-A Loans may only be used to purchase or reimburse the cost of acquiring equipment purchased by Borrower after April 1, 1997 or (b) purchase or reimburse the cost of acquiring software or furniture purchased by Borrower. The amount of each Facility-A Loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank for the Facility-A Commitment (herein called the "Facility-A Loan Account") and Bank shall credit the Facility-A Loan Account with all loan repayments in respect thereof made by Borrower. When Borrower desires to obtain a Facility-A Loan, Borrower shall notify Bank (which notice shall be signed by an officer of Borrower and shall be

                                      1.

irrevocable) in accordance with Section 2 hereof, to be received no later than 3:00 p.m. Pacific time one (1) Banking Day before the day on which the Loan is to be made. When Borrower desires to obtain a Facility-A Loan to purchase equipment, software or furniture, the notice shall be signed by an officer of Borrower and include a copy of the invoice for the equipment, software or furniture to be financed. Facility-A Loans for equipment will be limited to one hundred percent (100%) of the invoice amount for such equipment approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and similar soft costs. Facility-A Loans for software and furniture will be limited to: (a) one hundred percent of the invoice amount for such software and furniture approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and similar soft costs and (b) the maximum aggregate total amount of $200,000.00.

                    (a) SVB Advance. Subject to the availability of the Facility-A Commitment and in reliance on the representations and warranties of Borrower set forth herein, in order to repay all existing loans and related indebtedness ("SVB Loans") owed by Borrower to Silicon Valley Bank ("SVB"), Bank hereby agrees to make one Facility-A Loan to Borrower in an aggregate principal amount not to exceed $250,000.00 (the "SVB Advance"); provided, however, that the outstanding amount under the SVB Advance shall be deemed to constitute a Facility-A Loan for the purpose of calculating the availability under the Facility-A Commitment.

                    (b) Limitations on Advance of any Facility-A Loan. Notwithstanding any of the foregoing provisions contained in this Section 1.A. prior to any advance of a Facility-A Loan, except for the initial advance of a Facility-A Loan to repay the SVB Loans, Bank shall have received satisfactory evidence of the release of all existing liens against the Collateral to ensure Bank's first priority lien in the Collateral.

               (2) Interest Payments Prior to Facility-A Maturity Date. Borrower further promises to pay to Bank from the date of the initial advance of a Facility-A Loan (including the SVB Advance) through the Facility-A Maturity Date, on or before the tenth (10th) day of each month, interest on the average daily unpaid balance of the Facility-A Loan Account during the immediately preceding month at a rate of interest equal to one percent (1%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in the Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the Facility-A Loan Account is outstanding divided by 360, which shall for interest computation purposes be considered one (1) year.

               (3) Principal Repayment and Interest Payments on SVB Advance. Borrower further promises to pay to Bank, on or before the tenth (10th day of the month immediately following the date of the SVB Advance and on or before the tenth (10th) day of each month thereafter through October 5, 1999, (a) the outstanding principal balance of the SVB Advance in twenty-four (24) equal monthly installments plus (b) interest on the average daily unpaid balance of the SVB Advance accruing during the immediately preceding month at a rate of interest and computed in accordance with Section 1.A.(2) hereof.

               (4) Principal Repayment and Interest Payments Following Availability End Date. Borrower further promises to pay to Bank, on or before the tenth (10th) day of the month immediately following the Facility-A Availability End Date and on or before the tenth (10th) day of each month thereafter through the Facility-A Maturity Date, (a) the outstanding principal balance of the Facility-A Loan Account (excluding the SVB Advance) on the Facility-A Availability End Date in thirty-six (36) equal monthly installments plus (b) interest on the average daily unpaid balance of the Facility-A Loan Account (excluding the SVB Advance) accruing during the immediately preceding month at the rate of interest and computed in accordance with Section 1.A.(2) hereof.

          B. Facility-B Commitment. Subject to all the terms and conditions of this Restated Loan Agreement and prior to the termination of its commitment as hereinafter provided, Bank hereby agrees to make

                                      2.

loans (each a "Facility-B Loan") to Borrower, from time to time and in such amounts as Borrower shall request pursuant to this Section 1.B., up to an aggregate principal amount outstanding under the Facility-B Loan Account (as hereinafter defined) not to exceed the least off (a) seventy-five percent (75.0%) of Eligible Accounts (as the same may be adjusted from time to time as provided for under Section 9.B. hereof, the "Borrowing Base") or (h) $750,000.00 (the "Facility-B Commitment"). If at any time or for any reason, the outstanding principal amount of the Facility-B Loan Account is greater than the least of:
(x) the Borrowing Base or (y) the Facility-B Commitment, Borrower shall immediately pay to Bank, in cash, the amount of such excess. Any commitment of Bank, pursuant to the terms of this Restated Loan Agreement, to make Facility-B Loans shall expire on the Facility-B Maturity Date (as hereinafter defined), subject to Bank's right to renew said commitment in its sole and absolute discretion at Borrower's request. Any such renewal of said commitment shall not be binding upon Bank unless it is in writing and signed by an officer of Bank. Provided that no Event of Default (as hereinafter defined) has occurred and is continuing, all or any portion of the Facility-B Loans advanced by Bank that are repaid by Borrower shall be available for reborrowing in accordance with the terms hereof. Borrower promises to pay to Bank the entire outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the Facility-B Loan Account on or before September 7, 1999 ("Facility-B Maturity Date").

               (1) Facility-B Loans. Facility-B Loans may only be used to support Borrower's working capital, needs. The amount of each Facility-B Loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank for the Facility-B Commitment (herein called the "Facility-B Loan Account") and Bank shall credit the Facility-B Loan Account with all loan repayments in respect thereof made by Borrower. When Borrower desires to obtain a Facility-B Loan, Borrower shall notify Bank (which notice shall be signed by an officer of Borrower and shall be irrevocable) in accordance with Section 2 hereof, to be received no later than 3:00 p.m. Pacific time one (1) Banking Day (as hereinafter defined) before the day on which the Facility-B Loan is to be made.

                    (a) Letter of Credit Usage and Sublimit. Subject to the availability of the Facility-B Commitment and in reliance on the representations and warranties of Borrower set forth herein, at any time and from time to time from the date hereof through the Banking Day immediately prior to the Facility-B Maturity Date, Bank shall issue for the account of Borrower such standby and commercial letters of credit ("Letters of Credit") as Borrower may request, which request shall be made by delivering to Bank a duly executed letter of credit application on Bank's standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (i) shall not at any time exceed $200,000.00 and (ii) shall be deemed to constitute Facility-B Loans for the purpose of calculating availability under the Facility-B Commitment. Unless Borrower shall have deposited with Bank cash collateral in an amount sufficient to cover all undrawn amounts under each such Letter of Credit and Bank shall have agreed in writing, no Letter of Credit shall have an expiration date that is later than the Facility-B Maturity Date. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form application and letter of credit agreement. Borrower will pay any standard issuance and other fees that Bank notifies Borrower will be charged for issuing and processing Letters of Credit for Borrower.

               (2) Interest Payments on Facility-B Loans. Borrower further promises to pay to Bank from the date of the advance of the initial Facility-B Loan through the Facility-B Maturity Date, on or before the tenth (10th) day of each month, interest on the average daily unpaid balance of the Facility-B Loan Account during the immediately preceding month at a rate of interest equal to one-half of one percent (0.50%) per annum in excess of Prime Rate, which shall vary concurrently with any change in the Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the Facility-B Loan Account is outstanding divided by 360, which shall for interest computation purposes be considered one (1) year.

               (3)  Limitation on Advance of any Facility-B Loan.
Notwithstanding any of the provisions contained in this Section 1.B. hereof, prior to any advance of a Facility-B Loan, a representative of

                                      3.

Bank shall have conducted an audit of Borrower's books and records relating to the Collateral and made extracts therefrom, and arranged for verification of the Accounts, directly with the account debtors or otherwise, all with results satisfactory to Bank, the cost of such audit of which shall be at Borrower's sole expense. Based on Bank's review of such audit, and prior to the advance of a Facility-B Loan in accordance with the terms of this Section 1.B.(3), Bank may adjust the Borrowing Base percentage, in its sole and reasonable discretion, as provided for under Section 9.B. hereof.

          C. Facility-C Commitment. Subject to all the terms and conditions of this Restated Loan Agreement and prior to the termination of its commitment as hereinafter provided, Bank hereby agrees to make loans (each a "Facility-C Loan") to Borrower in such amounts as Borrower shall request pursuant to this
Section 1.C. at any time from the date hereof through September 7, 1999 (the "Facility-C Availability End Date"), in an aggregate principal amount not to exceed $750,000.00 (the "Facility-C Commitment"). If at any time or for any reason, the outstanding principal amount of the Facility-C Loan Account (as hereinafter defined) is greater than the Facility-C Commitment, Borrower shall immediately pay to Bank, in cash, the amount of such excess. Any commitment of Bank, pursuant to the terms of this Restated Loan Agreement, to make Facility-C Loans shall expire on the Facility-C Availability End Date, subject to Bank's right to renew said commitment in its sole and absolute discretion at Borrower's request. Any such renewal of said commitment shall not be bidding upon Bank unless it is in writing and signed by an officer of Bank. Facility-C Loans that are repaid by Borrower may not be reborrowed. Borrower promises to pay to Bank the outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the Facility-C Loan Account on or before September 7, 2002 ("Facility-C Maturity Date").

               (1) Facility-C Loans. Facility-C Loans may only be used to purchase or reimburse the cost of acquiring equipment and software purchased by Borrower after January 1, 1998. The amount of each Facility-C Loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank for the Facility-C Commitment (herein called the "Facility-C Loan Account") and Bank shall credit the Facility-C Loan Account with all loan repayments in respect thereof made by Borrower. When Borrower desires to obtain a Facility-C Loan, Borrower shall notify Bank (which notice shall be signed by an officer of Borrower and shall be irrevocable) in accordance with Section 2 hereof, to be received no later than 3:00 p.m. Pacific time one (1) Banking Day before the day on which the Facility-C Loan is to be made. The notice shall be signed by an officer of Borrower and include a copy of the invoice for the equipment or software to be financed. Equipment Loans for equipment will be limited to one hundred percent 100.00%) of the invoice amount for such equipment, approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and other similar soft costs. Facility-C Loans for software will be limited to: (a) one hundred percent (100.00%) of the invoice amount for such software, approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and other similar soft costs and (b) the maximum aggregate total amount of $350,000.00.

               (2) Interest Payments Prior to Facility-C Maturity Date. Borrower further promises to pay to Bank from the date of the advance of the initial Facility-C Loan through the Facility-C Maturity Date, on or before the tenth (10') day of each month, interest on the average daily unpaid balance of the Facility-C Loan Account during the immediately preceding month at a rate of interest equal to three quarters of one percent (0.75%) per annum in excess of the Prime Rate, which shall vary concurrently with any change in the Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the Facility-C Loan Account is outstanding divided by 360, which shall for interest computation purposes be considered one (1) year.

               (3) Principal Payments Following Facility-C Availability End Date. Borrower further promises to pay to Bank, on or before the tenth (10th) day of the month immediately following the Facility-C Availability End Date and on or before the tenth (10th) day of each month thereafter through the Facility-C Maturity Date, (a) the outstanding principal balance of the Facility-C Loan Account on the Facility-C Availability End Date in thirty-six (36) equal monthly installments plus (b) interest on the average daily unpaid

                                      4.

balance of the Facility-C Loan Account accruing during the immediately preceding month at the rate of interest and computed in accordance with Section 1.C.(2) hereof.

     2. Loan Requests. Requests for Loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount and type of Loan being requested. Bank is hereby authorized to charge Borrower's deposit account with Bank for all sums due Bank under this Restated Loan Agreement.

     3. Delivery of Payments. Payment to Bank of all amounts due hereunder shall be made at its Santa Clara Valley Regional office, or at such other place as may be designated in writing by Bank from time to time. If any payment date fall on a day that is not a day that Bank is open for the transaction of business ("Banking Day"), the payment due date shall be extended to the next Banking Day.

     4. Late Charge. If any interest payment, principal payment or principal balance payment required hereunder is not received by Bank on or before ten (10) days from the date in which such payment becomes due, Borrower shall pay to Bank, a late charge equal to the lesser of (a) five percent (5.0%) of the amount of such unpaid payment, in addition to said unpaid payment or (b) the maximum amount permitted to be charged by applicable law, until remitted to Bank; provided; however, nothing contained in this Section 4, shall be construed as any obligation on the part of Bank to accept payment of any past due payment or less than the total unpaid principal balance of the applicable Loan Account following the Facility-A Maturity Date, the Facility-B Maturity Date and/or the Facility-C Maturity Date, as applicable. All payments shall be applied first to any late charges due hereunder, next to accrued interest then payable and the remainder, if any, to reduce any unpaid principal due under the applicable Loan Account.

     5. Default Interest. From and after the Facility-A Maturity Date, the Facility-B Maturity Date and/or the Facility-C Maturity Date, as applicable, or such earlier date as all sums owing under any Loan Account becomes due and payable by acceleration or otherwise, or upon the occurrence of an Event of Default, at the option of Bank all sums owing under the applicable Loan Account shall bear interest until paid in full at a rate equal to the lesser of (a) five percent (5.0%) per annum in excess of the then applicable interest rate provided for in Sections 1.A.(2), 1.B.(2) and 1.C.(2) hereof or (b) the maximum amount permitted to be charged by applicable law, until all obligations hereunder are repaid in full or the Event of Default is waived or cured to the satisfaction of Bank, as applicable.

     6. Definitions. As used in this Restated Loan Agreement and unless otherwise defined herein, all initially capitalized terms shall have the meanings set forth on Exhibit A attached hereto and incorporated herein by this reference.

     7.   Representations and Warranties. Borrower represents and warrants to
Bank: (a) That Borrower is a corporation, duly organized and existing in the State of its incorporation and the execution, delivery and performance of each of the Loan Documents are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected; (b) Borrower is, and at the time the Collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, and at the time the Collateral becomes subject to Bank's security interest will have, good and clear title to the Collateral, subject only to Bank's rights therein and to Permitted Liens; (c) Each Account is, and at the time the Account comes into existence will be, a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either merchandise sold Or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by, the account debtor; (d) That there are and will be no defenses, counterclaims, or setoffs which may be asserted against the Accounts from time to time represented by Borrower to be Eligible Accounts, except as permitted in the

                                      5.

definition thereof; (e) Any and all financial information, including information relating to the Collateral, submitted by Borrower to Bank, whether previously or in the future, is and will be true and correct; (f) There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority; (g) (i) The consolidated balance sheets of Borrower dated as of May 31, 1998, and the related consolidated profit and loss statements for the fiscal year then ended, copies of which have heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with Borrower's request for credit are true and correct, and said balance sheet and profit and loss statement accurately present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with GAAP,
(ii) since such date, there have been no material adverse changes in the financial condition of Borrower, and (iii) Borrower has no knowledge of any liabilities, contingent or otherwise, which are not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a Material Adverse Effect upon its financial condition, operations or business as now conducted;
(h) Borrower has no liability for any delinquent local, state or federal taxes, and, if Borrower has contracted with any government agency, it has no liability for renegotiation of profits; and (i) Borrower, as of the date hereof, possesses all necessary Trademarks, trade names, Copyrights, Patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with valid Trademarks, trade names, Copyrights, Patents, patent rights and license rights of others; and 0) Borrower and its Subsidiaries (as hereinafter defined) have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a Material Adverse Effect upon its financial condition, operations or business as now conducted.

     8. Negative Covenants. Borrower agrees that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank or the commitment of Bank hereunder is in effect, neither Borrower, nor any of its subsidiaries ("Subsidiaries") will, without the prior written consent of Bank, which consent shall not be unreasonably withheld:

          A. Make any substantial change in the character of its business as now conducted;

          B. Create, incur, assume or permit to exist any Indebtedness other than loans from Bank except obligations now existing as shown in the financial statements referenced in Section 7.(g)(i), excluding those being refinanced by Bank, Subordinated Debt and Permitted Indebtedness;

          C. Create, incur, assume or permit to exist any mortgage, pledge, encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than Permitted Liens and liens in favor of Bank;

          D. Sell, dispose of or grant a security interest in any of the Collateral other than to Bank (other than the disposing of such Collateral in the ordinary and normal course of its business as now conducted or other assets which are obsolete or otherwise considered surplus), or execute any financing statements covering the Collateral in favor of any secured party or Person other than Bank;

          E. Sell, transfer, assign, mortgage, pledge, license, lease, grant a security interest in, or otherwise encumber any of its Intellectual Property, other than licenses or leases of its intellectually property granted in the ordinary and normal course of its business;

                                      6.

          F. Make any loans or advances to any Person or other entity other than in the ordinary and normal course of its business as now conducted (provided that such loans or advances are not made to any Person or entity that is controlled by or under common control with Borrower). Notwithstanding the foregoing provision, Borrower shall be permitted to accept full recourse promissory notes from its employees in payment for its capital stock purchased by such employees;

          G. (1) Purchase or otherwise acquire all or substantially all of the assets or business of any Person or other entity; or (2) liquidate, dissolve, merge or consolidate, or commence any proceedings therefore; or (3) except in the ordinary and normal course of its business as now conducted, sell (including, without limitation, the selling of any property or other asset accompanied by the leasing back of the same) any assets including any fixed assets, any property, or other assets necessary for the continuance of its business as now conducted. Notwithstanding the foregoing, upon the consent of Bank, which consent shall not be unreasonably withheld, Borrower may proceed with any acquisition of up to $500,000.00, (a) so long as no Event of Default has occurred and is continuing or would exist after giving effect to such transaction; (b) Borrower is the surviving corporation and (c) prior to consummating such transaction, Borrower executes and delivers to Bank all such additional agreements, documents and instruments as Bank may require in order to affirm, effectuate or further assure its continuing, first priority lien in the Collateral after giving effect to such transaction; and

          H. Declare or pay any dividend or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock other than in dividends or distributions payable in Borrower's or any such Subsidiary's capital stock, except for the repurchase of Borrower's capital stock from officers, directors, employees or consultants of Borrower upon termination of their employment with or rendering of service to Borrower.

     9. Affirmative Covenants. Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank or the commitment of Bank hereunder is in effect, it will:

          A. Furnish Bank from time to time such financial statements and information as Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein;

          B. Notwithstanding the provisions contained in Section l.A.(3) hereof, permit representatives of Bank to conduct an audit of Borrower's books and records relating to the Collateral and make extracts therefrom, with results satisfactory to Bank, provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business, and to the extent possible to arrange for verification of the Accounts directly with the account debtors obligated thereon or otherwise, all under reasonable procedures acceptable to Bank and at Borrower's sole expense; provided further that, prior to an Event of Default, Borrower shall not be responsible for the expense of more than one (1) such audit, in any fiscal year the cost of such audit of which shall not exceed $1,500.00. Borrower hereby acknowledges and agrees that upon completion of any such audit, including any such audit conducted in accordance with the provisions of Section 1.A.(3) hereof, Bank shall have the right to adjust the Borrowing Base percentage, in its sole and reasonable discretion, based on its review of the results of such Collateral audit;

          C. Promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other Persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto;

          D. Notwithstanding the provisions of Section 14 hereof, reimburse Bank upon demand for any and all legal costs, including reasonable attorneys' fees, and other expenses incurred in (1) collecting any sums payable by Borrower under any Loan Account or any other obligation secured hereby, (2) enforcing any

                                      7.

term or provision of this Restated Loan Agreement or otherwise or (3) the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto in connection with the occurrence and continuance of an Event of Default;

          E. Notify Bank of each location and of each office of Borrower at which records of Borrower relating to the Accounts are kept;

          F. Provide, maintain and deliver to Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require (to the extent customarily maintained by businesses similar to Borrower) and with loss payable to Bank, and, in the event Bank takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Bank become the sole property of Bank, such policies and the proceeds of any other insurance covering or in any way relating to the Collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank;

          G. In the event the unpaid balance of any Loan Account shall exceed the maximum amount of outstanding loans to which Borrower is entitled under
Section 1 hereof, as applicable, Borrower shall immediately pay to Bank for credit to such Loan Account the amount of such excess;

          H. Maintain and preserve all rights, franchises and other authority adequate and necessary for the conduct of its business and maintain and preserve its existence in the state of its incorporation and any other state(s) in which Borrower conducts its business, except with respect to such other state(s), as the failure to do so would not have a Material Adverse Effect;

          I. Maintain public liability, property damage and workers compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses. Borrower shall provide evidence of property insurance in amounts and types acceptable to Bank, and certificates naming Bank as a loss payee;

          J. Pay and discharge, before the same becomes delinquent and penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and any of its other liabilities at any time existing, except to the extent and so long as: (1) the same are being contested in good faith and by appropriate proceedings in such manner as not to cause any Material Adverse Effect or the loss of any right of redemption from any sale thereunder; and (2) it shall have set aside on its books reserves (segregated to the extent required by GAAP);

          K. Maintain a standard and modem system of accounting in accordance with GAAP on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times; provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business;

          L. Maintain its properties, equipment and facilities in good order and repair;

          M. Maintain its primary banking and operating accounts with Bank or Imperial Securities Corporation;

          N. Prior to allowing any of Borrower's raw materials, work in process, finished goods inventory and property, plant and equipment to be transported to or be held at any contract manufacturer, warehouse or other location (other than with bona fide distributors and retail accounts), Borrower shall provide notice to Bank and Borrower shall have complied with such filing and notice requirements as shall, in Bank's opinion, assure Borrower's and Bank's priority in such property over creditors of such contract manufacturer,

                                      8.

warehouseman or operator of such other location, including, without limitation, making filings under California Commercial Code (S)2326, providing notice under California Commercial Code (S)9114 and making filings and publications as required under California Civil Code (S)3440.1 and (S)3440.5 All such filings, notices and publications shall be in form and substance satisfactory to Bank; and

          O. Borrower shall perform all acts reasonably necessary to ensure that Borrower and any business in which Borrower holds a substantial interest becomes Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with an itemized budget, for the remediation, monitoring and testing of such systems. If requested by Bank, Borrower shall immediately deliver a statement to Bank summarizing the Year 2000 exposure, program or progress of Borrower and its Subsidiaries or other evidence of Borrower's compliance with the terms of this Section, certified by an officer of Borrower.

     10. Financial Covenants and Information. All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with GAAP as used in the United States of America applied on a basis consistent with previous years. Compliance with the financial covenants shall be calculated and monitored on a monthly basis, except as shall be expressly stated to the Contrary. Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank or any commitment is outstanding hereunder, it will, on a consolidated basis:

          A. At all times, maintain a Minimum Tangible Net Worth of not less than $3,000,000.00. As used herein, "Tangible Net Worth" shall mean all assets, excluding any value for goodwill, Trademarks, Patents, Copyrights, organization expense and other similar intangible items, less all liabilities (excluding deferred revenue), plus Subordinated Debt;

          B. At all times maintain a Minimum Term Liquidity Coverage Ratio of not less than 1.50:1.00. As used herein "Term Liquidity Coverage Ratio" means the sum of all unrestricted cash and cash equivalents plus the net availability under the Facility-B Commitment divided by the total outstanding term indebtedness owing by Borrower to Bank;

          C. At all times maintain a Maximum Net Loss in any single month not in excess of $1,000,000.00;

          D. As soon as it is available, but not later than thirty (30) days after and as of the end of each month, deliver to Bank an internally-prepared financial statement consisting of a balance sheet and profit and loss statement, in form satisfactory to Bank, and a Compliance Certificate in the form of Exhibit B attached hereto and incorporated herein by this reference, certified by an officer of Borrower;

          E.   As soon as it is available, but not later than one hundred twenty
(120) days after the end of Borrower's fiscal year, deliver to Bank unqualified copies of Borrower's consolidated financial statements together with changes in financial position audited by an independent certified public accountant selected by Borrower but acceptable to Bank;

          F. So long as any amounts remain outstanding and unpaid under the Facility-B Loan Account, as soon as it is available, but not later than twenty
(20) days after and as of the end of each month, deliver to Bank, in such form and detail as Bank may require, statements showing aging of the Accounts and Borrower's accounts payable, together with a Borrowing Base Certificate in the form of Exhibit C attached hereto and incorporated herein by this reference, certified by an officer of Borrower. Notwithstanding the foregoing, as a condition to any request for a Facility-B Loan, Borrower shall have delivered to Bank said aging statements as well as a Borrowing Base Certificate covering the most recent month then ended prior to the date of Borrower's request for an advance for a Facility-B Loan;

                                      9.

          G. Upon the reasonable request of Bank, deliver to Bank current budgets, sales projections, operating plans and other financial exhibits and information in form and substance satisfactory to Bank; and

          H. Upon any officer becoming aware, deliver immediately to Bank written notice of any pending or threatened litigation claiming, or reasonably likely to result in, damages against Borrower in an amount in excess of $50,000.00.

     11.  Loan Fee. Borrower has paid, and Bank hereby acknowledges receipt of
(a) in respect of the Facility-B Commitment, a loan fee in the amount of Two Thousand Five Hundred Dollars ($2,500.00) and (b) in respect of the Facility-C Commitment,a loan fee in the amount of Two Thousand Five Hundred Dollars ($2,500.00).

     12. Default and Remedies. The occurrence of any one or more of the following shall constitute an "Event of Default": (a) Default be made in the payment of any obligation by Borrower under any Loan Document; (b) Except for any failure to pay as described in clause (a) above, breach be made in any warranty, statement, promise, term or condition, contained herein or in any other Loan Document and the same shall not have been cured to the satisfaction of Bank within fifteen (15) days after Borrower shall have become aware thereof, whether by written notice from Bank, or otherwise, (except that no cure period shall exist for breaches in respect of Borrower's obligations under Section 8, Subsections 9.A., 9.B., 9.C., 9.F., 9.G., 9.H., 9:I and 9.0., Subsections 10.A.,
10.B., 10.C., 10.D., 10.E. and 10.F. of this Restated Loan Agreement, and Sections 1 and 2 of the Restated Security Agreement); (c) Any statement, warranty or representation made by Borrower at any time proves false; (d) Borrower defaults in the repayment of any principal of or the payment of any interest on any indebtedness exceeding in the aggregate principal amount $10,000.00 or breaches or violates any term or provision of any promissory note, loan agreement, mortgage, indenture or other evidence of such indebtedness pursuant to which amounts outstanding in the aggregate exceed $10,000.00 if the effect of such breach is to permit the acceleration of such indebtedness, whether or not waived by the note holder or obligee, and such failure shall not have been cured to Bank's satisfaction within fifteen (15) calendar days after Borrower shall become aware thereof, whether by written notice from Bank or otherwise, or there has in fact been an acceleration of such indebtedness; (e) Borrower becomes insolvent or makes an assignment for the benefit of creditors; (0 Any proceeding be commenced by Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or statute or, any such a proceeding is commenced against Borrower and is not dismissed or stayed within ten (10) days (provided that no Loans will be made prior to the dismissal of such proceeding); (g) Any money judgment, writ of attachment, garnishment, execution or other legal process be entered against Borrower or issued against any material property of Borrower which is not fully covered by insurance (subject to reasonable deductibles) and remains unvacated, unbonded, unstayed or unpaid or undischarged for more than fifteen (15) days (whether or not consecutive) or in any event later than five (5) days prior to the date of any proposed sale thereunder, or if any assessment for taxes against Borrower other than against any of its real property, is made by the Federal or State government or any department thereof; or (h) Any change in Borrower's financial condition or operations which has a Material Adverse Effect. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (i) Terminate its obligation to make loans to Borrower as provided in Section 1 hereof; (ii) Declare all sums secured hereby immediately due and payable; (iii) Immediately take possession of the Collateral wherever it may be found, using all legally permissible means to do so, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking;
(iv) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein; (v) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale; (vi) Retain the Collateral in full satisfaction of the obligations secured thereby to the extent permitted under the Uniform Commercial Code; or (vii) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such

                                      10.

disposition, Bank may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any sums expended therefor by Bank shall be repaid by Borrower and secured hereby. Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not estop or prevent Bank from pursuing any further remedy that it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of the Collateral to pay all obligations secured by this Restated Loan Agreement, Borrower hereby promises and agrees to pay Bank any deficiency.

     13. Records Retention. Borrower authorizes Bank to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four (4) months from the time such items are delivered to Bank.

     14. Attorneys' Fees. Borrower agrees to reimburse Bank up to $3,500.00 for its reasonable attorneys' fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of the Loan Documents.

     15.  Governing Law; Judicial Reference.

          A. Governing Law. This Agreement shall be deemed to have been made in the State of California and the validity, construction, interpretation, and enforcement hereof, and the rights of the parties hereto, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.

          B.   Judicial Reference.

               (1) Other than (a) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (b) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Restated Loan Agreement or the other Loan Documents, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Restated Loan Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Restated Loan Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the real property, if any, is located or Santa Clara County, if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his/her representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP (S) 170.6. The referee shall (x) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (y) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgement shall be entered pursuant to CCP (S) 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Restated Loan Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The

                                      11.

referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

               (2) Except as expressly set forth in this Restated Loan Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party So requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

               (3) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding that shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

               (4) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, (S) 1280 through (S) 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

     16.  Miscellaneous Provisions.

          A. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.

          B. No failure or delay on the part of Bank, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof.

          C. All rights and remedies existing under this Restated Loan Agreement or any other Loan Document are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          D. All headings and captions in this Restated Loan Agreement and any related documents are for convenience only and shall not have any substantive effect.

                                      12.

          E. This Restated Loan Agreement is not intended to be, and shall not be construed to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the Original Loan Agreement is amended and restated in full by the terms of this Restated Loan Agreement and all obligations outstanding under the Original Loan Agreement are governed by the terms of this Restated Loan Agreement.

          F. This Restated Loan Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Borrower and Bank.

Bank:                                   Borrower:

Imperial Bank                           CrossRoute Software, Inc.,
                                        a California corporation

By:___________________________          By: /s/ Bruce Hausmann
                                           ---------------------------------
     Sunita R. Patel                         Bruce Hausmann
     Assistant Vice President                Vice President, Finance


LIST OF EXHIBITS AND SCHEDULES
------------------------------

EXHIBIT A: Definitions
 SCHEDULE 1 TO EXHIBIT A: List of Specific Permitted Indebtedness
 SCHEDULE 2 TO EXHIBIT A: List of Specific Permitted Liens

EXHIBIT B: Compliance Certificate

EXHIBIT C: Borrowing Base Certificate

                                      13.

                                   Exhibit A

                                  DEFINITIONS

     "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

     "Approved Account" means the Account of any account debtor which is a "Fortune 500" company and approved by Bank in its sole and reasonable discretion.

     "Capital Lease" means, as to any Person, any lease of any Property by such Person as lessee that is, or should be in accordance with Financing Accounting Standards Board Statement No. 13, classified and accounted for as a "capital lease" on the balance sheet of such Person prepared in accordance with GAAP.

     "Capital Lease Obligation" means, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

     "Collateral" means any and all personal property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest hereunder (including, without limitation, the Accounts), Or pursuant to the terms of the Restated Security Agreement, the IP Security Agreement or otherwise.

     "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including, without limitation, any such obligation for which that Person is in effect liable through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, capital stock purchases, capital contributions or otherwise), or to maintain the solvency of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Contingent Obligation of any Person shall be deemed to be an amount equal to the maximum amount of such Person's liability with respect to the stated or determinable amount of the primary obligation for which such Contingent Obligation is incurred or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

     "Eligible Accounts" means such of Borrower's Accounts as Bank in its sole reasonable discretion shall determine are eligible from time to time; provided, however, that in no event shall Eligible Accounts include the following:

          (1)  all Accounts under which payment is not received within ninety
     (90) days from the applicable invoice date;

                                   Exhibit A

          (2) all Accounts against which the account debtor or any other Person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Accounts;

          (3) any Accounts if the account debtor or any other Person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower;

          (4) Accounts with respect to which the account debtor is an officer, director, shareholder, employee or Subsidiary;

          (5) Accounts due from an account debtor if more than fifty percent (50%) of the aggregate amount of Accounts of such account debtor have at that time remained unpaid for more than ninety (90) days from the applicable invoice date;

          (6)  Accounts with respect to international transactions unless either
     (a) such Accounts are insured or covered by a letter of credit in a manner and form acceptable to the Bank or (b) Bank shall have otherwise permitted in writing in its sole and absolute direction;

          (7)  salesperson's accounts for promotional purposes;

          (8) the amount by which the aggregate of all Accounts of an account debtor exceeds twenty-five percent (25.0%) of the total accounts receivable balance ("Concentration Limit"); provided, however, the Concentration Limit for an Approved Account shall be thirty percent (30.0%);

          (9) Accounts where the account debtor is a seller to borrower, to the extent that a potential offset exists; and

          (10) Accounts where the account debtor is a federal governmental entity, federal agency or instrumentality thereof.

     "Event of Default" has the meaning set forth in Section 12.

     "Facility-A Maturity Date" has the meaning set forth in Section 1.A.

     "Facility-B Maturity Date" has the meaning set forth in Section 1.B.

     "Facility-C Maturity Date" has the meaning set forth in Section 1.C.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by the significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "Indebtedness" means, as to any Person, without duplication, (a)all indebtedness of such Person for borrowed money, including, without limitation, all of such indebtedness outstanding under this Restated Loan Agreement and any of the other Loan Documents, (b) all Capital Lease Obligations of such Person,
(c) to the extent of the outstanding indebtedness thereunder, other than in the ordinary and normal course of business as it is now conducted, any obligation of such Person representing an extension of credit to such Person, whether or not

                                   Exhibit A
for borrowed money, (d) any obligation of such Person for the deferred purchase price of Property or services (other than (i) trade or other accounts payable in the ordinary course of business in accordance with customary industry terms and
(ii) deferred franchise fees), (e) all Contingent Obligations, (f) any obligation of such Person of the nature described in clauses (a), (b), (c), (d) or (e) above, that is secured by a Lien on assets of such Person and which is non-recourse to the credit of such Person, but only to the extent of the fair market value of the assets so subject to the Lien, (g) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person, (h) any obligation of such Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which a draw has been made, and (i) any lease having the effect of indebtedness, whether or not the same shall be treated as such on the balance sheet of Borrower under GAAP.

     "IP Security Agreement" means that certain Collateral Assignment, Patent Mortgage and Security Agreement dated of even date herewith, made by Borrower in favor of Bank.

     "Intellectual Property" means

          (1) Any and all copyright, rights, copyright applications, copyright registrations and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the "Copyrights");

          (2) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now Or hereafter existing, created, acquired or held;

          (3) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          (4) Any patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, the patents and patent applications (collectively, the "Patents");

          (5) Any trademark and servicemark rights, whether registered or not, applications, to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the "Trademarks");

          (6) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          (7) Any licenses or other rights to use any of the Copyrights, Patents or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights;

          (8) Any amendments, extensions, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

          (9) Any proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     "Lien" means any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor, upon or with respect to any property or assets.

                                   Exhibit A

     "Loan Account or Loan Accounts" means individually and collectively, the Facility-A Loan Account, the Facility-B Loan Account and the Facility-C Loan Account.

     "Loan Documents" means this Restated Loan Agreement, the Restated Security Agreement, the IP Security Agreement and that certain Agreement to Provide Insurance (`Real or Personal Property) dated of even date herewith, each as executed by Borrower in favor of Bank, together with all other documents entered into or delivered pursuant to any of the foregoing, in each case as originally executed or as the same may from time to time be modified, amended, supplemented or restated.

     "Loans" means individually and collectively, the Facility-A Loans, the Facility-B Loans and the Facility-C Loans advanced pursuant to Section 1.

     "Material Adverse Effect" means any set of circumstances or events which
(a) has or could reasonably be expected to have any material adverse effect upon the validity Or enforceability of any material provision of any Loan Document,
(b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise) or business operations of Borrower, (c) materially impairs or could reasonably be expected to materially impair the ability of Borrower, to perform its material Obligations, (d) materially impairs or could reasonably be expected to materially impair the value or priority of Bank's security interest in any Collateral or (e) materially impairs or could reasonably be expected to materially impair the ability of Bank to enforce any of; its legal remedies pursuant to the Loan Documents.

     "Permitted Indebtedness" means the following:

          (1) indebtedness of Borrower or Indebtedness and Contingent Obligations of its Subsidiaries in favor of Bank arising under this Restated Loan Agreement and the other Loan Documents;

          (2)  the existing Indebtedness and Contingent Obligations disclosed on
     Schedule 1 attached hereto and incorporated herein by this reference; provided that the principal amount thereof is not increased and the terms thereof are not modified to impose more burdensome terms upon Borrower or any of its Subsidiaries;

          (3)  the Subordinated Debt;

          (4) extensions, renewals or refinancings of Indebtedness permitted under this Restated Loan Agreement, other than clause (3) immediately above;

          (5)  accrued dividends on the preferred stock of Borrower;

          (6)  interest rate and currency hedging agreements;

          (7) guaranties of any Subsidiary's suppliers in connection with the purchase of supplies in the ordinary course of business;

          (8) guaranties of lease obligations incurred in the ordinary course of business and to the extent otherwise permitted hereunder;

          (9)  Contingent Obligations constituting Permitted Liens; and

          (10) the indebtedness referred to in clause (3)(a) of the definition of Permitted Liens.

                                   Exhibit A

     "Permitted Liens" means the following:

          (1) liens and security interests existing as of this date and disclosed in Schedule 2 attached hereto and incorporated herein by this reference;

          (2) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings;

          (3) liens and security interests (a) upon or in any equipment acquired or held by Borrower to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment and in an amount not greater than the purchase price thereof or (b) existing on such equipment at the time of its acquisition, provided that the lien and security interest is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

          (4) liens consisting of leases or Subleases and licenses and sublicenses granted to others in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and any interest or title of a lessor or licensor under any lease or license, as applicable;

          (5) liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons or entities imposed without action of such parties, provided that the payment thereof is not yet required;

          (6) liens incurred or deposits made in the ordinary course of Borrower's business in connection with worker's compensation, unemployment insurance, social security and other like laws;

          (7) liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default;

          (8) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not interfering in any material respect with the ordinary conduct of Borrower's business;

          (9) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (10) liens that are not prior to Bank's security interest which constitute rights of set-off of a customary nature;

          (11) any interest or title of a lessor in equipment subject to any Capitalized Lease otherwise permitted hereunder, and

          (12) any liens arising from the filing of any financing statements relating to true leases otherwise permitted hereunder.

     "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                                   Exhibit A

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

     "Restated Security Agreement" means that certain Amended and Restated General Security Agreement dated of even date herewith, made by Borrower in favor of Bank.

     "Subordinated Debt" means indebtedness of Borrower, the repayment of principal of which is fully subordinated in time and right of payment to the Loans, and has been approved in Bank's sole and absolute discretion and in writing.

     "Year 2000 Compliant" means, in regard to Borrower or any Person, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of Borrower or such Person, will properly perform date sensitive functions before, during and after the year 2000.

     "Year 2000 Problem" means the risk that any computer applications used by Borrower and its Subsidiaries may be unable to recognize and properly perform date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999.
                                   Exhibit A

                            Schedule 1 to Exhibit A

                        SPECIFIC PERMITTED INDEBTEDNESS

                           List or indicate "None".

                            Schedule 1 to Exhibit A

                            Schedule 2 to Exhibit A

                           SPECIFIC PERMITTED LIENS

                            List or indicate "None"

                            Schedule 2 to Exhibit A

                                   Exhibit B

                            COMPLIANCE CERTIFICATE

The consolidated financial statements dated as of __________________ of CROSSROUTE SOFTWARE, INC., a California corporation ("Borrower") attached hereto and submitted to IMPERIAL BANK ("Bank") pursuant to that certain Amended and Restated Loan Agreement dated as of September 8, 1998, entered into between Borrower and Bank (the "Restated Loan Agreement"), are in compliance with all financial covenants (unless otherwise noted below) as specified in Section 10 therein, as follows:

--------------------------------------------------------------------------------
COVENANT:                                               ACTUAL:
--------------------------------------------------------------------------------
A.   Minimum Tangible Net Worth of:
     -----------------------------

     $3,000,000.00
--------------------------------------------------------------------------------
B.   Minimum Term Liquidity Coverage Ratio:
     -------------------------------------

     1.50:1.00

--------------------------------------------------------------------------------
C.   Maximum Net Loss:
     ----------------

     $1,000,000.00
--------------------------------------------------------------------------------

Exceptions: (if none, so state):

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

The undersigned authorized officer of Borrower hereby certifies that Borrower is in complete compliance with the terms and conditions of the Restated Loan Agreement for the period ending ________________, ______, and as of the date of this Compliance Certificate the representations and warranties stated therein are true, accurate and complete as of the date hereof (except as to those representations and warranties which specifically reference a particular date and except as noted above).

The undersigned further certifies that s/he knows of no pending conditions which may cause an Event of Default (as defined in the Restated Loan Agreement) to exist in the next thirty (30) days. The required support documents for this certification are attached and prepared in accordance with GAAP consistently applied.

Date:________________                   CROSSROUTE SOFTWARE, INC.,
                                        a California corporation

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   Exhibit B

                                   Exhibit C

                          BORROWING BASE CERTIFICATE



                     (To be provided and attached by Bank)

                                   Exhibit C

                  [LETTERHEAD OF IMPERIAL BANK APPEARS HERE]

November 18, 1998

Extricity Software, Inc.
555 Twin Dolphin Drive, Suite 600
Redwood Shores, CA 94065

Attention:  Bruce Hausmann
            Ken Ross

Re: Imperial Bank Loan No. 00720000111

Gentlemen:

With reference to the Loan Agreement dated October 6, 1997 and the Amended and Restated Loan Agreement dated September 8, 1998 between Imperial Bank ("Bank") and Extricity Software, Inc. ("Borrower") in connection with the above-referenced loan ("Loan"), and as amended from time to time, the Bank and Borrower hereby modify the following numbered terms and conditions of the Amended and Restated Loan Agreement (hereinafter referred to as the "Loan Agreement"):

1. Section C of Paragraph 10 of the Loan Agreement is deleted in its entirety and is replaced with the following:

     C. Borrower to maintain a Maximum Net Loss in any single month not in excess of $1,500,000 beginning with the month ending October 31, 1998 through the month ending June 30, 1999, thereafter maintain a Maximum Net Loss in any month not in excess of $1,000,000.

Except for the above-described modifications, the Agreement shall remain unaltered and in full force and effect.

Please acknowledge your approval by signing and returning the original of this letter to me.

Sincerely,

/s/ Sunita Patel
Sunita Patel
Assistant Vice President
Emerging Growth Industries

Extricity Software, Inc.
November 18, 1998
Page 2 of 2
--------------------------------------------------------------------------------

Accepted and agreed to:

EXTRICITY SOFTWARE, INC.

By:    /s/ [ILLEGIBLE]^^
       -----------------------------

Title: Vice President, Finance
       -----------------------------

Date:  12/4/98
       -----------------------------

                         [LETTERHEAD OF IMPERIAL BANK]



April 6, 1999

Extricity Software. Inc.
555 Twin Dolphin Drive, Suite 600
Redwood Shores, CA 94065

Attention:  Stephen Albertolle
            Eric Niiya

Re:  Imperial Bank Loan No. 00720000111

Gentlemen:

With reference to the Amended and Restated Loan Agreement dated September 8, 1998 between Imperial Bank ("Bank") and Extricity Software, Inc., formerly Crossroute Software, Inc, ("Borrower") in connection with the above-referenced loan ("Loan"). and as amended from time to time, the Bank and Borrower hereby modify the following numbered terms and conditions of the Amended and Restated Loan Agreement (hereinafter referred to as the "Loan Agreement"):

1. Section A of Paragraph 10 of the Loan Agreement is deleted in its entirety and is replaced with the following:

     A. At all times maintain a Minimum Tangible Net Worth of not less than $3,000,000, except for the period beginning with the month ending February 28, 1999 through the earlier of 1) the month ending June 30, 1999 or 2) upon maintaining a Minimum Tangible Net Worth of not less than $3,000,000 during which time no further advances under Facility A, Facility B or Facility C will be made by Bank to Borrower. As used herein, "Tangible Net Forth" shall mean all assets, excluding any value for goodwill, Trademarks, Patents, Copyrights, organization expense and other similar intangible items, less all liabilities (excluding deferred revenue), plus Subordinated Debt;

Except for the above-described modifications, the Agreement shall remain unaltered and in full force and effect.

Extricity Software, Inc.
April 6, 1999
Page 2 of 2
--------------------------------------------------------------------------------

Please acknowledge your approval by signing and returning the original of this letter to me.

Sincerely,

/s/ Sunita Patel

Sunita Patel
Assistant Vice President
Emerging Growth Industries

Accepted and agreed to:

EXTRICITY SOFTWARE, INC.

By:  /s/ Steve Albertolle
     --------------------

Title:  VP Finance and Administration and CFO
        -------------------------------------

Date:   April 7, 1999
        -------------

April 6, 1999

Extricity Software, Inc.
555 Twin Dolphin Drive, Suite 600
Redwood Shores, CA 94065

Attention: Stephen Albertolle
           Eric Niiya

Re: Imperial Bank Loan No. 00720000111

Gentlemen:

With reference to the Amended and Restated Loan Agreement dated September 8, 1998 between Imperial Bank ("Bank") and Extricity Software, Inc., formerly Crossroute Software, Inc, ("Borrower") in connection with the above-referenced loan ("Loan"), and as amended from time to time, the Bank and Borrower hereby modify the following numbered terms and conditions of the Amended and Restated Loan Agreement (hereinafter referred to as the "Loan Agreement"):

1. Section C of Paragraph 10 of the Loan Agreement is deleted in its entirety and is replaced with the following:

     C. Borrower to maintain a Maximum Net Loss in any single month not in excess of $1,500,000, except for the month ending June 30, 1999, in which Borrower is to maintain a Maximum Net Loss not in excess of $1,650,000;

Except for the above-described modifications, the Agreement shall remain unaltered and in full force and effect.

Please acknowledge your approval by signing and returning the original of this letter to me.

Sincerely,

/s/ Sunita Patel

Sunita Patel
Assistant Vice President
Emerging Growth Division

Extricity Software, Inc.
August 5, 1999
Page 2 of 2
--------------------------------------------------------------------------------

Accepted and agreed to:

EXTRICITY SOFTWARE, INC.

By:  /s/ Stephen Albertolle
     ----------------------

Title:  VP Finance and CFO
        ------------------

Date:   9-7-99
        ------

                         [LETTERHEAD OF IMPERIAL BANK]


September 7, 1999

Stephen Albertolle
Extricity Software
555 Twin Dolphin Drive
Suite 600
Redwood Shores, CA 94065

Re: Loan # 00720000111/ 05 Note Number/ $750,000 Note Amount

Dear Steve:

Imperial Bank has approved an extension of your credit facility shown above as evidenced by the Loan Agreement dated September 8, 1998, from its current maturity of September 7, 1999 to December 7, 1999.

Except as modified and extended hereby, the existing documentation as amended concerning your obligations remains in full force and effect.

Sincerely,

/s/ Sunita Patel

Sunita Patel
Vice President
Emerging Growth Industries Group

Acknowledged and accepted on September, 9, 1999.


By:
EXTRICITY SOFTWARE, INC.

/s/ Steve Albertolle
--------------------

Title:  VP Finance and CFO
        ------------------

                         [LETTERHEAD OF IMPERIAL BANK]

April 27, 2000

Extricity Software, Inc.
555 Twin Dolphin Drive, Ste. 600
Redwood Shores, CA 94065

Attention:  Steven Albertolle
            Eric Niiya

Re:  Imperial Bank Loan No. 00720000111

Gentlemen:

With reference to the Amended and Restated Loan Agreement dated September 8, 1998 between Imperial Bank ("Bank") and Extricity Software, Inc., formerly Crossroute Software, Inc. ("Borrower") in connection with the above referenced loan ("Loan"), and as amended from time to time, the Bank and Borrower hereby agree to waive for the periods ended January 31, 2000, February 28, 2000 and March 31, 2000, the requirement under Section C of Paragraph 10 of the Loan agreement, requiring a Maximum Net Loss in any single month not in excess of $1,500,000, except for the month ending June 30, 1999, in which Borrower is to maintain a Maximum Net Loss not in excess of $1,650,000.

This waiver should not be construed as a permanent waiver of any terms and conditions. Except for the above waiver, the Agreement shall remain unaltered and in full force and effect.

Please acknowledge your approval by signing and returning this original letter to my attention.

Sincerely,

/s/ Dan Sanchez
Dan Sanchez
Vice President
Emerging Growth Division

Extricity Software, Inc.
April 27, 2000
Page 2 of 2


          Accepted and Agreed to:

          EXTRICITY SOFTWARE, INC.

          By:    /s/ Steve Albertulle
                 -----------------------

          Title: CFO and VP of Finance
                 -----------------------
                 and Administration
                 -----------------------

          Date:  April 27, 2000
                 -----------------------

                         [LETTERHEAD OF IMPERIAL BANK]

April 27, 2000

Stephen Albertolle
Extricity Software
555 Twin Dolphin Drive
Suite 600
Redwood Shores, CA 94065

Re:  Loan # 00720000111/ 05 Note Number/ $750,000 Note Amount

Dear Steve:

Imperial Bank has approved an extension of your credit facility shown above as evidenced by the Loan Agreement dated September 8, 1998, from its current maturity of April 7, 2000 to May 7, 2000.

Except as modified and extended hereby, the existing documentation as amended concerning your obligations remains in full force and effect.

Sincerely,


/s/ Dan Sanchez

Dan Sanchez
Vice President
Emerging Growth Industries Group

Acknowledged and accepted on April 27, 2000.


EXTRICITY SOFTWARE, INC.


By: /s/ Steve Albertolle
    ---------------------
Title: CFO and VP of Finance and Administration
       -----------------------------------------

                                FIRST AMENDMENT

                                       TO

                              AMENDED AND RESTATED

                                 LOAN AGREEMENT
                                 --------------

     This First Amendment to Amended and Restated Loan Agreement is entered into as of May 1, 2000 (the "Amendment"), by and between IMPERIAL BANK ("Bank") and EXTRICITY, INC., formerly known as CROSSROUTE SOFTWARE, INC. ("Borrower").

                                    RECITALS
                                    --------

     Borrower has changed its name from "CrossRoute Software, Inc." to "Extricity, Inc." Borrower and Bank are parties to that certain Amended and Restated Loan Agreement dated as of September 8, 1998 as amended thereafter (the "Agreement"), that certain Amended and Restated General Security Agreement dated as of September 8, 1998 (the "Security Agreement"), and that certain Collateral Assignment, Patent Mortgage and Security Agreement dated as of September 8, 1998 (the "Collateral Assignment"). Since execution of the Loan Documents, Borrower has since changed its name from CROSSROUTE SOFTWARE, INC. to EXTRICITY, INC.
The parties desire to amend the Agreement in accordance with the terms of this Amendment.

          NOW, THEREFORE, the parties agree as follows:

     1. Wherever the name "CrossRoute Software, Inc." appears in the Loan Agreement and any related documents (the "Loan Documents") it shall mean "Extricity, Inc." Any reference in the Loan Documents to Borrower, the undersigned or other terms that refer to "CrossRoute Software, Inc." shall mean and refer to "Extricity, Inc."

     2. The reference in Section 1.B. to "$750,000.00 (the "Facility -B Commitment")" is hereby revised to read "$1,500,000.00 (the "Facility -B Commitment")".

     3. The last sentence in Section 1.B. is hereby replaced with the following:

                   "Borrower promises to pay to Bank the entire outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the Facility-B Loan Account on or before May 1, 2001. ("Facility-B Maturity Date").

     4. In Section 10.D., after the words "an internally-prepared financial statement", add the following: "prepared in accordance with GAAP,".

     5. Section 10.E. of the Agreement is hereby replaced in its entirety with the following:

                   "Beginning with the fiscal year ended March 31, 2000, as soon as it is available, but not later than one hundred twenty (120) days after the end of Borrower's fiscal year, deliver to Bank unqualified copies of Borrower's consolidated financial statements together with changes in financial position audited by an independent certified public accountant selected by Borrower but acceptable to Bank;"

     6.  The following new Section 10.I. is hereby added to the Agreement:

                   "I. At all times, maintain, a ratio of Quick Assets to Current Liabilities minus Deferred Maintenance Revenue of at least 1.50 to 1.0.; and

          Section 10.C. of the Agreement is hereby replaced in its entirety with the following:

                   Beginning with the fiscal quarter and the month ending June 30, 2000, Borrower shall not suffer a loss (excluding expenses related to amortization of deferred compensation) in excess of

30, 2000; $9,000,000 for the fiscal quarter ended December 31, 2000; $6,500,000 for the fiscal quarter ended March 31, 2001.

     7. The following new definitions are hereby added to Exhibit A of the
                                                          ---------
Agreement:

            "Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

            "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

            "Deferred Maintenance Revenue" is all amounts received in advance of performance under maintenance contracts and not yet recognized as revenue.

            "GAAP" means generally accepted accounting principles as in effect from time to time.

            "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

            "Quick Assets" means, at any date as of which the amount thereof shall be determined, the unrestricted cash and cash-equivalents, accounts receivable and investments with maturities not to exceed 90 days, of Borrower determined in accordance with GAAP.

     8. The definition of "IP Security Agreement" is hereby deleted in Exhibit A
                                                                       ---------
of the Agreement.

     9. The Exhibit B, Compliance Certificate and Exhibit C, Borrowing Base
            ---------                             ---------
Certificate of the Agreement are hereby replaced in their entirety with the Exhibit B, Compliance Certificate and Exhibit C, Borrowing Base Certificate
---------                             ---------
attached hereto and incorporated into the Agreement by this reference.

     10. Bank will not be requiring specific filings on the Borrower's Intellectual Property at the United States Patent and Trademark Office or the Copyright Office.

     11. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

     12. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     13. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     14. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

            (a) this Amendment, duly executed by Borrower;

            (b) any Bank Expenses incurred through the date of this Amendment;

            (c) Corporate Resolutions to Borrow;

            (d) UCC-2 Amendment evidencing Borrower's name change; and

            (e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                               EXTRICITY, INC.

                               By:    /s/ Stephen Albertolle
                                      ----------------------------------
                               Title: VP Finance, CFO and Secretary


                               IMPERIAL BANK

                               By:    /s/ Dan Sanchez
                                     ----------------------------------
                               Title: Vice President

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE


TO:   IMPERIAL BANK

FROM: EXTRICITY, INC.

     The undersigned authorized officer of Extricity, Inc. hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

Reporting Covenant                        Required                                Complies
------------------                        --------                              ------------
Monthly financial statements              Monthly within 30 days                Yes       No
Annual (CPA Audited)                      FYE within 120 days (beg. 3/31/00)    Yes       No
10K and 10Q                               (as applicable)                       Yes       No
A/R & A/P Agings, Borrowing Base Cert.    Monthly within 20 days                Yes       No
A/R Audit                                 Initial and Annual                    Yes       No
IP Report                                 Quarterly within 30 days              Yes       No

Financial Covenant                           Required             Actual          Complies
------------------                           --------           -----------     ------------
Maintain on a Monthly  Basis:
  Minimum Adjusted Quick Ratio               1.50:1.00(1)        _____:1.00     Yes       No
  Maximum Term Liquidity Coverage Ratio      1.50:1.00           _____:1.00     Yes       No
  Minimum Tangible Net Worth                 $ 3,000,000         $________      Yes       No
  Maximum Loss                               $ ________(2)       $________      Yes       No

(1) At all times, maintain, a ratio of Quick Assets to Current Liabilities minus Deferred Maintenance Revenue of at least 1.50 to 1.0.

(2) Maintain, beginning with the fiscal quarter and the month ending March 31, 2000, Borrower shall not suffer a loss, in excess of $6,000,000 for each fiscal quarter.

COMMENTS REGARDING EXCEPTIONS:  See Attached.                 BANK USE ONLY
                                                              Received by:_______________________________________
Sincerely,                                                                           AUTHORIZED SIGNER

                                                              Date:______________________________________________

___________________________________________________           Verified:__________________________________________
SIGNATURE                                                                            AUTHORIZED SIGNER


___________________________________________________           Date: _____________________________________________
TITLE
                                                              Compliance Status                       Yes      No
___________________________________________________
DATE

                                    EXHIBIT C
                                    ---------

                           BORROWING BASE CERTIFICATE

-----------------------------------------------------------------------------------------------------------
Borrower: Extricity, Inc.                                                            Lender:  Imperial Bank

Commitment Amount:  $1,500,000.00
-----------------------------------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
      1.  Accounts Receivable Book Value as of ___                                            $___________
      2.  Additions (please explain on reverse)                                               $___________
      3.  TOTAL ACCOUNTS RECEIVABLE                                                           $___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
      4.  Amounts over 90 days due                                    $___________
      5.  Balance of 50% over 90 day accounts                         $___________
      6.  Concentration Limits
      7.  Foreign Accounts                                            $___________
      8.  Governmental Accounts                                       $___________
      9.  Contra Accounts                                             $___________
     10.  Demo Accounts                                               $___________
     11.  Intercompany/Employee Accounts                              $___________
     12.  Other (please explain on reverse)                           $___________
     13.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                               $___________
     14.  Eligible Accounts (#3 minus #13)                                                   $___________
     15.  LOAN VALUE OF ACCOUNTS (75% of #14)                                                $___________

BALANCES
     16.  Maximum Loan Amount                                                                $___________
     17.  Total Funds Available [Lesser of #16 or #15]                                       $___________
     18.  Present balance owing on Line of Credit                                            $___________
     19.  Outstanding under Sublimits (Letters of Credit)                                    $___________
     20.  RESERVE POSITION (#17 minus #18 and #19)                                           $___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Imperial Bank.

EXTRICITY, INC.

By: _______________________________________
             Authorized Signer

                         CORPORATE RESOLUTIONS TO BORROW

Borrower:  EXTRICTY, INC.
--------------------------------------------------------------------------------

     I, the undersigned Secretary or Assistant Secretary of EXTRICITY, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the state of its incorporation.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

     BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

               NAMES                                POSITIONS                            ACTUAL SIGNATURES
-----------------------------------   --------------------------------------   --------------------------------------
Barry M. Ariko                        Chairman and CEO                         /s/ Barry M. Ariko
Stephen J. Albertolle                 VP Finance, CFO and Secretary            /s/ Stephen Albertolle
Vicki L. Randall                      General Counsel and Assistant            /s/ Vicki Randall
                                      Secretary

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Imperial Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such terms and sums as are specified in that certain First Amendment to Amended and Restated Loan Agreement dated as of May 1, 2000 (the "Amendment").

     EXECUTE AMENDMENT. To execute and deliver to Bank the Amendment and related documents, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

     GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Amendment, which security interest shall secure all of the Corporation's Obligations, as described in the Amendment.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

     I FURTHER CERTIFY that attached hereto are true and correct copies of the Certificate of Incorporation and Bylaws of the Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand on May 1, 2000 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                    CERTIFIED TO AND ATTESTED BY:


                                    X
                                    --------------------------------------------

================================================================================